COLUMBIA INTERNATIONAL STOCK FUND
                                  (the "Fund")

              SUPPLEMENT TO THE PROSPECTUSES DATED OCTOBER 10, 2005
                  (Replacing Supplement dated October 11, 2005)
                        Class A, B, C, D, G and Z shares

     Effective January 6, 2006, Ms. Burgess and Ms. Snee will no longer co-manage the Fund.

     The section entitled "MANAGING THE FUND: PORTFOLIO MANAGERS" is revised in its entirety and replaced with the following:

     Fred Copper, a portfolio manager of Columbia Management Advisors, LLC ("Columbia Advisors"), is the lead manager for the Fund and has managed the Fund since October, 2005. Mr. Copper has been associated with Columbia Advisors or its predecessors since September, 2005. Prior to September, 2005, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005 and an assistant vice president with Wellington Management Company, LLP from July, 1998 to February, 2001.



SUP-47/93541-1205                                             December 28, 2005